--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form N-1A


                  REGISTRATION STATEMENT (NO. 2-54886) UNDER
                          THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No.                         /X/
                       Post-Effective Amendment No. 37                       /X/
                                      and


                REGISTRATION STATEMENT (NO. 811-2601) UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 41                              /X/


                              VANGUARD PREFERRED
                                  STOCK FUND
              (Exact Name of Registrant as Specified in Charter)


                                P.O. Box 2600,
                            Valley Forge, PA 19482
                    (Address of Principal Executive Office)

                 Registrant's Telephone Number (610) 669-1000



                         Raymond J. Klapinsky, Esquire
                                 P.O. Box 876
                            Valley Forge, PA 19482



     It is proposed that this filing become effective on July 10, 1998, pursuant to paragraph (3) of Rule 485(a).



     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.



     We have elected to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the fiscal year ended October 31, 1997 on January 29, 1998.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VANGUARD PREFERRED STOCK FUND

                             CROSS REFERENCE SHEET



Form N-1A
Item Number                                                       Location in Prospectus
 Item 1.       Cover Page ......................................  Cover Page
 Item 2.       Synopsis ........................................  Not Applicable
 Item 3.       Condensed Financial Information .................  Financial Highlights; Fund Expenses; Yield
                                                                  and Total Return Disclosure
 Item 4.       General Description of Registrant ...............  Investment Objective; Investment Policies;
                                                                  Investment Risks; Implementation of
                                                                  Policies; Investment Limitations; General
                                                                  Information
 Item 5.       Management of the Fund ..........................  Management of the Fund; Investment
                                                                  Adviser; Trustees and Officers
 Item 5A.      Management's Discussion of Fund
               Performance .....................................  Herein incorporated by reference to
                                                                  Registrant's Annual Report to Shareholders
                                                                  dated October 31, 1997 filed with the
                                                                  Securities and Exchange Commission's
                                                                  EDGAR system on December 22, 1997.
 Item 6.       Capital Stock and Other Securities ..............  Opening an Account and Purchasing
                                                                  Shares; The Fund's Share Price; Dividends,
                                                                  Capital Gains and Distributions
 Item 7.       Purchase of Securities Being Offered ............  Opening an Account and
                                                                  Purchasing Shares
 Item 8.       Redemption or Repurchase ........................  Selling Your Shares
 Item 9.       Pending Legal Proceedings .......................  Not Applicable
Form N-1A                                                         Location in Statement
Item Number                                                       of Additional Information
 Item 10.      Cover Page ......................................  Cover Page
 Item 11.      Table of Contents ...............................  Cover Page
 Item 12.      General Information and History .................  Investment Objective and Policies; General
                                                                  Information
 Item 13.      Investment Objective and Policies ...............  Investment Objective and Policies;
                                                                  Investment Limitations
 Item 14.      Management of the Registrant ....................  Management of the Fund; Investment
                                                                  Management
 Item 15.      Control Persons and Principal Holders of
               Securities ......................................  Management of the Fund; General
                                                                  Information
 Item 16.      Investment Advisory and Other Services ..........  Management of the Fund; Investment
                                                                  Management
 Item 17.      Brokerage Allocation ............................  Not Applicable
 Item 18.      Capital Stock and Other Securities ..............  General Information; Financial Statements
 Item 19.      Purchase, Redemption and Pricing of
               Securities Being Offered ........................  Purchase of Shares; Redemption of Shares
 Item 20.      Tax Status ......................................  Appendix
 Item 21.      Underwriters ....................................  Not Applicable
 Item 22.      Calculations of Performance Data ................  Not Applicable
 Item 23.      Financial Statements ............................  Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                 A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS -- July 10, 1998
--------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: Investor Information Department -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: Client Services Department -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT          Vanguard Preferred Stock Fund (the "Fund") is an open-end
OBJECTIVE AND       diversified investment company that seeks to provide the
POLICIES            maximum dividend income which qualifies for the 70%
                    corporate dividends received deduction under federal tax
                    law. The Fund invests primarily in the preferred stocks of domestic corporations. There is no assurance that the Fund will achieve its stated objective. Shares of the Fund are
                    neither insured nor guaranteed by any agency of the U.S.
                    Government, including the FDIC.
--------------------------------------------------------------------------------
OPENING AN          To open a regular (non-retirement) account, please complete
ACCOUNT             and return the Account Registration Form. If you need
                    assistance in completing this Form, please call the
                    Investor Information Department. To open an Individual
                    Retirement Account (IRA), please use a Vanguard IRA
                    Adoption Agreement. To obtain a copy of this form, call
                    1-800-662-7447, Monday through Friday, from 8:00 a.m. to
                    9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m.
                    (Eastern time). The minimum initial investment is $3,000
                    or $1,000 for Uniform Gifts/Transfers to Minors Act
                    accounts. The Fund is offered on a no-load basis (i.e.,
                    there are no sales commissions or 12b-1 fees). However,
                    the Fund incurs expenses for investment advisory,
                    management, administrative and distribution services.
--------------------------------------------------------------------------------

ABOUT THIS          This Prospectus is designed to set forth concisely the
PROSPECTUS          information you should know about the Fund before you
                    invest. It should be retained for future reference. A
                    "Statement of Additional Information" containing
                    additional information about the Fund has been filed with
                    the Securities and Exchange Commission. This Statement is
                    dated July 10, 1998, and has been incorporated by
                    reference into this Prospectus. A copy may be obtained,
                    without charge, by writing to the Fund, calling the
                    Investor Information Department at 1-800-662-7447 or
                    visiting the Securities and Exchange Commission's website
                    (www.sec.gov).
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                     Page                                         Page                                         Page
Fund Expenses ....................     2     Investment Limitations ...........     8              SHAREHOLDER GUIDE
Financial Highlights .............     2     Management of the Fund ...........     9     Opening an Account and
Yield and Total Return ...........     3     Investment Adviser ...............     9        Purchasing Shares .............    15
           FUND INFORMATION                  Performance Record ...............    11     When Your Account Will Be
Investment Objective .............     4     Dividends, Capital Gains and                    Credited ......................    18
Investment Policies ..............     4        Taxes .........................    11     Selling Your Shares ..............    18
Investment Risks .................     4     The Share Price of the Fund ......    13     Exchanging Your Shares ...........    21
Who Should Invest ................     5     General Information ..............    14     Important Information About
Implementation of Policies .......     6                                                     Telephone Transactions ........    23
                                                                                          Transferring Registration ........    23
                                                                                          Statements and Reports ...........    24
                                                                                          Other Vanguard Services ..........    24

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

FUND EXPENSES       The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1997 fiscal year.



                    Shareholder Transaction Expenses
                    -----------------------------------------------------------
                    Sales Load Imposed on Purchases ....................   None
                    Sales Load Imposed on Reinvested Dividends .........   None
                    Redemption Fees ....................................   None
                    Exchange Fees ......................................   None

                    Annual Fund Operating Expenses
                    -----------------------------------------------------------
                    Management & Administrative Expenses ....             0.20%
                    Investment Advisory Fees ................             0.13
                    12b-1 Fees ..............................             None
                    Other Expenses
                     Distribution Costs .....................   0.03%
                     Miscellaneous Expenses .................   0.01
                                                               ------
                    Total Other Expenses ....................             0.04
                                                                          -----
                        Total Operating Expenses ............             0.37%
                                                                          =====

                    The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

                    The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) a redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.



                          1 Year     3 Years     5 Years     10 Years
                         --------   ---------   ---------   ---------
                         $  4          $12         $21         $ 47


                    This example should not be considered a representation of
                    past or future expenses or performance. Actual expenses may be higher or lower than those shown.
--------------------------------------------------------------------------------
FINANCIAL           The following financial highlights for a share outstanding
HIGHLIGHTS          throughout each period, insofar as they relate to each of
                    the five years in the period ended October 31, 1997, have been derived from financial statements which were audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto which, together with the remaining portions of the Fund's 1997 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1997 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                      Fiscal Year Ended October 31,
                                    -----------------------------------------------------------------
                                         Six
                                        Months
                                        Ended
                                      April 30,
                                         1998          1997         1996         1995         1994
                                    -------------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning
 of Year .........................  $ 10.17         $  9.67      $  9.61     $  8.35      $  9.99
                                    -------         -------      -------     -------      -------
Investment Operations
 Net Investment Income ...........      .30             .63          .69        .660         .660
 Net Realized and Unrealized
  Gain (Loss) on
  Investments ....................      .20             .53          .04       1.250       (1.460)
                                    -------         -------      -------     -------      -------
  Total from Investment
   Operations ....................      .50            1.16          .73       1.910        (.800)
---------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net
  Investment Income ..............     (.33)           (.66)        (.67)      (.650)       (.700)
 Distributions from Realized
  Capital Gains ..................      --              --           --          --         (.140)
                                    -------         -------      -------     -------      -------
  Total Distributions ............     (.33)           (.66)        (.67)      (.650)       (.840)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year......  $ 10.34         $ 10.17      $  9.67     $  9.61      $  8.35
===================================================================================================
Total Return .....................     4.96%          12.44%        8.04%      23.79%      (8.45)%
===================================================================================================
Ratios/Supplemental Data
Net Assets, End of Year
 (Millions) ......................  $   352         $   320    $     286     $  308       $  305
Ratio of Total Expenses to
 Average Net Assets ..............     0.36%*          0.37%        0.39%      0.52%        0.51%
Ratio of Net Investment Income
 to Average Net Assets ...........     5.71%*          6.41%        7.23%      7.43%        7.27%
Portfolio Turnover Rate ..........       42%*            34%          31%        20%          27%
Average Commission Rate Paid......       --**        $.0600    $   .0600        N/A          N/A

                                                           Fiscal Year Ended October 31,
                                    ----------------------------------------------------------------------------
                                        1993         1992         1991         1990         1989         1988
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning
 of Year .........................  $  9.32      $  9.06      $  8.22      $  8.62      $  7.94      $  8.02
                                    -------      -------      -------      -------      -------      -------
Investment Operations
 Net Investment Income ...........     .690         .749         .765         .695         .691         .765
 Net Realized and Unrealized
  Gain (Loss) on
  Investments ....................     .685         .236         .855        (.350)        .514         .170
                                    -------      -------      -------      -------      -------      -------
  Total from Investment
   Operations ....................    1.375         .985        1.620         .345        1.205         .935
------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net
  Investment Income ..............    (.705)       (.725)       (.780)       (.745)       (.525)       (.895)
 Distributions from Realized
  Capital Gains ..................      --           --           --           --           --         (.120)
                                    -------      -------      -------      -------      -------      -------
  Total Distributions ............    (.705)       (.725)       (.780)       (.745)       (.525)      (1.015)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year......  $  9.99      $  9.32      $  9.06      $  8.22      $  8.62      $  7.94
============================================================================================================
Total Return .....................   15.56%       11.34%       20.83%        4.28%       15.82%       12.37%
============================================================================================================
Ratios/Supplemental Data
Net Assets, End of Year
 (Millions) ......................  $  392       $  187       $   90       $   54       $   64       $   78
Ratio of Total Expenses to
 Average Net Assets ..............    0.53%        0.58%        0.63%        0.65%        0.67%        0.66%
Ratio of Net Investment Income
 to Average Net Assets ...........    6.77%        7.43%        7.96%        8.69%        9.11%        9.40%
Portfolio Turnover Rate ..........      45%          33%          18%          15%          42%          52%
Average Commission Rate Paid......      N/A          N/A          N/A          N/A          N/A          N/A



------------
 * Annualized.
** The Fund had no transactions on which commissions were charged.

--------------------------------------------------------------------------------
YIELD AND           From time to time the Fund advertises its yield and total
TOTAL RETURN        return. Both yield and total return figures are based on
                    historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or over the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.


                    In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the adver- tised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's reports to shareholders. Additionally the Fund may compare its performance to that of the Merrill Lynch Perpetual Preferred Index.


INVESTMENT          The Fund is an open-end diversified investment company.
OBJECTIVE           The objective of the Fund is to provide the maximum
                    dividend income which qualifies for the corporate
The Fund seeks to   dividends received deduction (currently 70%) under federal
provide qualified   tax law by investing primarily in the preferred stocks of
dividend income     domestic corporations. There is no assurance that the Fund will achieve its stated objective.

                    The investment objective of the Fund is not fundamental and so may be changed by the Board of Trustees without shareholder approval.

--------------------------------------------------------------------------------
INVESTMENT          Under normal circumstances, the Fund will invest more than
POLICIES            75% of its total assets in preferred stocks of domestic
                    corporations (including domestic subsidiaries of foreign
The Fund invests in companies) which have been rated Baa or better by Moody's
preferred stocks    Investors Service, Inc. or BBB or better by Standard &
                    Poor's Corporation. The remain der of the Fund's assets may be invested in (i) similarly rated fixed-income securities, including convertible preferred stocks and bonds, and money market instruments, and (ii) preferred stocks with lower ratings. The Fund will not sell any of the securities that it holds solely on account of such securities having been downgraded. Except for the qualified dividend income exclusion previously described, the Fund is managed without regard to tax ramifications.
                    The Fund may also invest in U.S. dollar denominated preferred stocks and debt securities issued by foreign corporations, foreign governments, their agencies and instrumentalities and supranational entities.

                    No investments will be made in common stocks. In the case of convertible securities, the conversion privilege may be exercised, but the common stocks received will be sold. The Fund will not ordinarily invest in non-rated preferred stocks, but reserves the right to do so should market conditions dictate that it be in the best interests of the Fund and its shareholders. The Fund will not purchase warrants or rights directly and will not in any event hold rights or warrants to an extent greater than 5% of its total assets. See "Implementation of Policies" for other investment practices of the Fund.

                    The Fund is responsible for voting the shares of all securities it holds.

                    These policies are not fundamental and so may be changed by the Board of Trustees without shareholder approval.

--------------------------------------------------------------------------------
INVESTMENT          As a mutual fund investing primarily in perpetual preferred
RISKS               stocks, the Fund is subject to interest rate risk--i.e.,
                    the possibility that the market value of preferred stocks
The Fund is subject will vary inversely with interest rates. When interest
to interest rate,   rates rise, the value of preferred stocks will fall; when
credit and          interest rates fall, the value of preferred stocks will
manager risks       rise.

                    Perpetual preferred stocks are similar in many ways to corporate fixed-income securities; they provide investors with a fixed stream of income that is generated from corporate earnings. However, perpetual preferred stocks, unlike corporate bonds, do not have a stated maturity date. Because they lack a fixed maturity date, the prices of preferred stocks are extremely sensitive to changes in interest rates. Investors should anticipate that the fluctuations in market value of preferred stocks will generally exceed those of long-term government or corporate bonds (those with maturities of 15 to 30 years).

                    As an illustration of interest rate risk, the table below depicts the effect of a one and two percentage point change in interest rates on long-term bonds:

                       Percent Change in the Price of a Par Bond Yielding 5.5%


                        1 Percentage Point       1 Percentage Point
                            Increase in              Decrease in
                          Interest Rates           Interest Rates
                        ----------------------   ----------------------
                                --11.1%                 +13.1%
                        2 Percentage Point       2 Percentage Point
                            Increase in              Decrease in
                          Interest Rates           Interest Rates
                        ----------------------   ----------------------
                                --20.5%                 +28.6%


                    This table is intended to provide you with guidelines for determining the degree of interest rate risk you may be willing to assume. The price changes shown should not be taken as representative of the Fund's current or future change in share price.

                    In addition to interest rate risk, the Fund is also subject to a limited degree to credit risk--i.e., the likelihood that the issuing corporation will be unable to make the dividend payments due on its preferred stock. Credit risk in the Fund will be minimized by investing chiefly in investment grade preferred stocks, and by diversifying preferred stock investments among many companies and industries.

                    The investment adviser manages the Fund according to the
                    traditional methods of "active" investment management,
                    which involve the buying and selling of securities based
                    upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that the
                    Fund's investment adviser may fail to execute the Fund's
                    investment strategy effectively. As a result, an investor
                    in the Fund may lose money.
--------------------------------------------------------------------------------
WHO SHOULD          The Fund is intended for investors who are seeking income
INVEST              from their investments and who can tolerate substantial
                    price risks in pursuit of their income objectives. The
Investors seeking   Fund is suited to investors who are willing to hold their
income which        investments over a long time horizon in anticipation of
qualifies for the   the income that preferred stocks may provide. Because the
dividends received  Fund invests in preferred stocks, investors should be able
deduction           to tolerate sharp, sometimes substantial fluctuations in
                    the value of their investment due to changes in interest rates.

                    By minimizing nonqualifying investment income (i.e., realized interest income and net realized short-term capital gains), the Fund is especially suitable for corporations seeking to benefit from the corporate dividends received deduction, which is currently 70%. Because of the tax considerations involved, the Fund may not be as suitable an investment for individuals, who, unlike corporations, are not permitted to exclude qualified dividends received from their taxable income.

                    Because of the risks associated with stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors who en-gage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

                    Given its objectives and risks, the Fund is not intended as a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics--including common stocks, bonds and money market instruments.

--------------------------------------------------------------------------------
IMPLEMENTATION      In addition to investing in preferred stocks, the Fund
OF POLICIES         follows a number of additional investment policies.

The Fund may        Although it normally seeks to remain substantially invested
invest in           in preferred stocks, the Fund may invest temporarily in
short-term          certain short-term fixed income securities. Such
fixed income        securities may be used to invest uncommitted cash balances
securities          or to maintain liquidity to meet shareholder redemptions.
                    Under normal circumstances, the Fund will invest no more than 35% of its assets in short-term fixed income securities. However, the Fund reserves the right to invest
                    100% of its assets in such securities for temporary defensive purposes. These short-term fixed income securities include: obligations of the United States
                    Government and its agencies or instrumentalities;
                    commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.


The Fund may lend   The Fund may lend its investment securities on a short-term
its securities      or a long-term basis to qualified institutional investors
                    for the purpose of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

The Fund may        The Fund may borrow money, subject to the limits set forth
borrow money        on page 8, for tem porary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

Portfolio turnover Although it generally seeks to invest for the long term, is not expected to the Fund retains the right to sell securities irrespective
exceed 100%         of how long they have been held. It is anticipated that
                    the Fund's annual turnover rate will not exceed 100%. A turnover rate of 100% would occur, for example, if all of the securities of the Fund were replaced within one year.

Derivative          Derivatives are instruments whose values are linked to or
Investing           derived from an underlying security or index. The most
                    common and conventional types of derivative securities are futures and options.

The Fund may invest The Fund may invest in futures contracts and options, but
in derivative       only to a limited extent. Specifically, the Fund may enter
securities          into futures contracts provided that not more than 5% of
                    its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

                    Futures contracts and options may be used to pursue several widely accepted management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

                    The Fund may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.

The Fund may invest The Fund may also invest modestly in a fairly conservative in CMOs class of collateralized mortgage obligations (CMOs) which feature a high degree of cash flow predictability and moderate vulnerability to mortgage prepayment risk. To reduce credit risk, the Fund purchases these less risky classes of collateralized mortgage obligations issued only by agencies of the U.S. Government or privately-issued collateralized mortgage obligations that carry high-quality investment-grade ratings.

Futures contracts   The primary risks associated with the use of futures
and options pose    contracts and options are: (i) imperfect correlation
certain risks       between the change in market value of the stocks or bonds
                    held by the Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date.
                    The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

The Fund may own    The Fund may own restricted securities to a limited extent.
restricted          Restricted securities are securities which are not freely
securities          marketable or which are subject to restrictions upon sale
                    under the Securities Act of 1933. The Portfolio may invest up to 15% of its net assets in illiquid securities which include certain restricted securities. The Fund's Board of Trustees may from time to time determine certain restricted securities known as Rule 144A securities to be liquid. Such securities will not be subject to the 15% limitation described above.

The Fund may invest The Fund may hold securities of foreign issuers, but all
in securities of    such securities must be denominated in U.S. dollars.
foreign issuers     Securities of foreign issuers may trade in U.S. or for
                    eign securities markets. Securities of foreign issuers may involve investment risks that are different from those of
                    domestic issuers. Such risks include the effect of foreign economic policies and conditions, future political and
                    economic developments, and the possible imposition of
                    exchange controls or other foreign governmental
                    restrictions on foreign debt issuers. There may also be
                    less publicly available information about a foreign issuer than a domestic issuer of securities. Foreign issuers are
                    generally not subject to the uniform accounting, auditing
                    and financial reporting standards that apply to domestic
                    issuers. Also, foreign debt markets may be characterized
                    by lower liquidity, greater price volatility and higher
                    transaction costs. Additionally, it may be difficult to
                    obtain or enforce a legal judgment in a foreign court.
--------------------------------------------------------------------------------

INVESTMENT          The Fund has adopted limitations on some of its investment
LIMITATIONS         policies. Some of these limitations are that the Fund will not:

The Fund has        (a) With respect to 75% of the value of its total assets,
adopted certain         purchase the securities of any issuer (except
fundamental             obligations of the United States Government and its
limitations             instrumentalities) if, as a result, the Fund would hold
                        more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

                    (b) Invest more than 25% of its assets in any one industry, except that the Fund will invest more than 25% of its assets in the utilities industry and more than 25% of its assets in the financial services industry; and

                    (c) Borrow money, except from banks (or through reverse
                        repurchase agreements) for temporary or emergency (not leveraging) purposes, and then not in an amount exceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments.

                    A complete list of the Fund's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

--------------------------------------------------------------------------------

MANAGEMENT OF       The Fund is a member of The Vanguard Group of Investment
THE FUND            Companies, a fam ily of more than 30 investment companies
                    with more than 95 distinct investment portfolios and total assets in excess of $370 billion. Through their jointly-owned Vanguard subsidiary, The Vanguard Group,
                    Inc. ("Vanguard"), the Fund and the other funds administers and in the Group obtain at cost virtually all of their corporate management, adminisdistributes the Fund trative, shareholder accounting and distribution services.
                    Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1997, the average expense ratio
                    (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately
                    0.28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical Services).

                    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and choose its Officers. A list of the Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                    Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Trustees (Directors) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                    Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).
                    However, each fund bears its share of the Group's
                    distribution costs.
--------------------------------------------------------------------------------
INVESTMENT          The Fund has entered into an investment advisory agreement
ADVISER             with Wellington Management Company, LLP ("WMC"), 75 State
                    Street, Boston, MA 02109, under which WMC manages the
Wellington          investment and reinvestment of the Fund's assets and
Management          continuously reviews, supervises and administers the
Company, LLP        Fund's investment program. WMC discharges its
manages the Fund's  responsibilities subject to the control of the Fund's
investments         Officers and Trustees.

                    WMC is a professional investment advisory firm which globally provides services to investment companies, other institutions and individuals. Among the clients of WMC are more than 10 investment companies of The Vanguard Group. As of April 30, 1998, WMC held investment management authority with respect to more than $196 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960.

                    Earl E. McEvoy, Senior Vice President of WMC, serves as portfolio manager of the Fund, a position he has held since October 1982. Mr. McEvoy also manages the Long-Term Corporate and High Yield Corporate Portfolios of Vanguard Fixed Income Securities Fund, as well as the High Yield Bond Portfolio of the Vanguard Variable Insurance Fund and the bond components of Vanguard/Wellesley Income Fund and the Utilities Income Portfolio of the Vanguard Specialized Portfolios. Mr. McEvoy has been associated with Wellington Management Company for 20 years. Mr. McEvoy is supported by research and other investment services provided by the professional staff of WMC.

                    The Fund pays WMC an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                           Net Assets                           Rate
                           ----------                           ----
                           First $200 million                   .150%
                           Next $200 million                    .100%
                           Assets in excess of $400 million     .075%

                    For the six months ended April 30, 1998, the total advisory fees paid by the Fund to WMC represented an annual effective rate of .13 of 1% of the Fund's total average net assets. This fee was paid under a previous fee schedule that provided for a higher rate of fees.

                    The adviser is authorized to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, the adviser may choose brokers who charge higher commissions in the interests of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund. However, the adviser will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

                    The Fund's Board of Trustees may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the Fund which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------

PERFORMANCE         The table below provides investment results for the Fund
RECORD              for several periods over the Fund's lifetime. The results
                    represent the Fund's "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information on the unmanaged
                    Merrill Lynch Perpetual Preferred Index, a measure of the investment performance of preferred stocks. The table does not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

                    The results shown should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

                                     Average Annual Return for
                                   Vanguard Preferred Stock Fund

                                                             Merrill Lynch
                 Fiscal Years      Vanguard Preferred     Perpetual Preferred
                Ended 10/31/97         Stock Fund               Index**
               ----------------   --------------------   --------------------
                    1 Year                +12.4%                 + 9.4%
                    3 Years               +14.6                  +11.5
                    5 Years               + 9.7                  + 7.8
                   10 Years               +11.3                  + 9.6
                   Lifetime*              +10.1                  + 9.4


          *December 3, 1975, to October 31, 1997.
         **Standard & Poor's Preferred Stock Index through March 1989;
            Merrill Lynch Perpetual Preferred Index through January 1997; Merrill Lynch Perpetual Preferred DRD-Eligible Index thereafter.
--------------------------------------------------------------------------------
DIVIDENDS, CAPITAL  The Fund expects to pay dividends quarterly from ordinary
GAINS AND TAXES     income. Net capital gains distributions, if any, will be
                    made annually.

The Fund pays       In addition, in order to satisfy certain distribution
quarterly dividends requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                    Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these methods.

                    The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income.

Dividends will      For corporate investors, if the Fund qualifies for taxation
qualify for the     as a regulated investment company and satisfies certain
dividends received  requirements, a portion of the dividends paid by the Fund
deduction           will be eligible, whether received in cash or reinvested
                    in additional shares, for the corporate dividends received deduction, which is currently 70%. After such a deduction, the qualifying portion of the Fund's dividends would be subject to a maximum federal tax rate of 10.2%, in contrast to the current maximum federal corporate tax rate of 34%.

                    In keeping with the policies and objectives of the Fund, the Fund will seek to maximize dividend income which qualifies for the corporate dividends received deduction. In fiscal year 1997, all of the Fund's dividend distributions qualified for the dividends received deduction.

                    In order to qualify for the corporate dividends received deduction, corporate shareholders must satisfy certain holding period requirements for the Fund's shares. Specifically, the deduction is only permitted when the Fund's shares have been held for more than 45 days. The holding period requirements apply to each block of Fund shares acquired, including each block of shares received in payment of the Fund's quarterly dividends. Corporate investors are advised to consult with their tax advisers on their eligibility for the dividends received deduction.

                    Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable to shareholders, as long-term capital gains, regardless of the length of time the shareholder has owned the shares. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities. Capital gains distributions result when the Fund realizes net capital gains on sales of portfolio securities. For the Fund, realized capital gains are not expected to be a significant or predictable part of investment return.

                    Keep in mind that if you purchase shares shortly before the record date of a dividend or capital gains distribution, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gains distribution.

                    The Fund notifies shareholders annually as to the tax status of distributions paid by the Fund. Except for qualification for the corporate dividends received deduction, the Fund is managed without regard to tax ramifications.

A capital gain or   A sale of shares of the Fund is a taxable event and may
loss may be         result in a capital gain or loss. A capital gain or loss
realized upon       may be realized from an ordinary redemption of shares or
exchange or         an exchange of shares between two mutual funds (or two
redemption          portfolios of a mutual fund). Dividend distributions,
                    capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                    The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or employer identification number and by certifying that you are not subject to backup withholding.

                    The Fund is organized as a Pennsylvania business trust and, in the opinion of counsel, is not liable for any income or franchise tax in the Commonwealth of Pennsylvania. The Fund will be subject to Pennsylvania county personal property tax in the county which is the site of its principal office. Shareholders who are residents of Pennsylvania will be exempt from county personal property taxes, except for shareholders who are residents of the City and School District of Pittsburgh.

                    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of
                    an investment in the Fund.
--------------------------------------------------------------------------------

THE SHARE PRICE     The Fund's share price, or "net asset value" per share, is
OF THE FUND         calculated by dividing the total assets of the Fund, less
                    all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m.
                    Eastern time) on each day that the Exchange is open for trading.

                    Fund securities for which market quotations are readily available (including those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Any foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                    Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

                    Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

                    Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.

                    The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.
--------------------------------------------------------------------------------

GENERAL             The Fund is a Delaware business trust and is authorized to
INFORMATION         issue an unlimited number of shares of beneficial
                    interest, with a par value of $.001 per share. Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                    The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they so choose.

                    All securities and cash are held by State Street Bank and Trust Company, Boston, MA. CoreStates Bank, N.A., holds daily cash balances that are used by the Fund to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing
                    Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN          You may open a regular (non-retirement) account, either by
ACCOUNT AND         mail or wire. Simply complete and return an Account
PURCHASING          Registration Form and any required legal docu mentation,
SHARES              indicating the amount you wish to invest. Your purchase
                    must be equal to or greater than the $3,000 minimum initial investment requirement ($1,000 for Uniform
                    Gifts/Transfers to Minors Act accounts, $500 minimum for an Education IRA). If you wish to open a Vanguard
                    Individual Retirement Account, you must open the account by mail (IRAs may not be opened by wire) using a Vanguard
                    IRA Adoption Agreement. Your purchase must be equal to or greater than $1,000, but no more than $2,000 if you are making a regular IRA contribution. (Rollover IRA contributions may be made in greater amounts.) If you need assistance with the forms or have any questions about this Fund, please call our Investor Information Department at 1-800-662-7447. Note: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                    The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

Purchase            1) Because of the risks associated with stock
Restrictions           investments, the Fund is intended to be a long-term
                       investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                    2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.

Additional          Subsequent investments to regular accounts may be made by
Investments         mail ($100 minimum), wire ($1,000 minimum), exchange from
                    another Vanguard Fund account, or Vanguard Fund Express.
                    Subsequent investments to Individual Retirement Accounts
                    may be made by mail ($100 minimum) or exchange from
                    another Vanguard Fund IRA account. In some instances,
                    contributions may be made by wire or Vanguard Fund
                    Express. Please call us for more information on these
                    options.
                    ------------------------------------------------------------


                                                                                    ADDITIONAL INVESTMENTS
                                    NEW ACCOUNT                                       TO EXISTING ACCOUNTS
                         Please include the amount of your                 Additional investments should
Purchasing By Mail       initial investment on the registration            include the Invest-by-Mail remittance
Complete and sign the    form, make your check pay                         form attached to your Fund
enclosed Account         able to The Vanguard Group-38                     confirmation statements. Please
Registration Form        and mail to:                                      make your check payable
                                                                           to The Vanguard Group-38, write your
                         The Vanguard Group                                account number on your check
                         P.O. Box 2600                                     and, using the return
                         Valley Forge, PA 19482-2600                       envelope provided, mail to the
                                                                           address indicated on the
                                                                           Invest-by-Mail Form.

For express              The Vanguard Group                                All written requests should be
or registered mail,      455 Devon Park Drive                              mailed to one of the addresses indicated
send to:                 Wayne, PA 19087                                   for new accounts. Do not send registered
                                                                           or express mail to the post office box address.

                         ------------------------------------------------------

Purchasing By Wire              CORESTATES BANK, N.A.
Money should be                 ABA 031000011
wired to:                       CORESTATES NO. 0101 9897
                                ATTN: VANGUARD
Before Wiring
Please contact                  VANGUARD PREFERRED STOCK FUND
Client Services                 ACCOUNT NUMBER
(1-800-662-2739)                ACCOUNT REGISTRATION


                    To assure proper receipt, please be sure your bank includes the name of the Fund selected, the account number Vanguard has assigned to you and the eight-digit CoreStates number.
                    If you are opening a new account, please complete the
                    Account Registration Form and mail it to the "New Account"
                    address above after completing your wire arrangement. Note:
                    Federal Funds wire purchase orders will be accepted only
                    when the Fund and Custodian Bank are open for business.
--------------------------------------------------------------------------------
Purchasing By       You may open an account or purchase additional shares by
Exchange (from a    making an exchange from an existing Vanguard Fund account.
Vanguard account)   However, the Fund reserves the right to refuse any exchange purchase request. Call our Client Services Department at
                    1-800-662-2739. The new account will have the same
                    registration as the existing account.
--------------------------------------------------------------------------------
Purchasing By Fund  The Fund Express Special Purchase option lets you move
Express             money from your bank account to your Vanguard account at
                    your request. Or if you choose the Automatic Investment
Special Purchase    option, money will be moved from your bank account to your
and Automatic       Vanguard account on the schedule (monthly, bimonthly
Investment          [i.e., every other month],
                    quarterly, semiannually or annually) you select. To
                    establish these Fund Express options, please provide the
                    appropriate information on the Account Registration Form.
                    We will send you a confirmation of your Fund Express
                    service; please wait two weeks before using the service.
--------------------------------------------------------------------------------

CHOOSING A          You must select one of four distribution options:
DISTRIBUTION
OPTION              1. Automatic Reinvestment Option--Both dividend and
                       capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                    2. Cash Dividend Option--Your dividends will be paid in
                       cash and your capital gains will be reinvested in additional Fund shares.

                    3. Cash Capital Gain Option--Your capital gains
                       distributions will be paid in cash and your dividends will be reinvested in additional Fund shares.

                    4. All Cash Option--Both dividend and capital gains
                       distributions will be paid in cash.

                    You may change your option by calling our Client Services Department (1-800-662-2739).

                    If a shareholder has chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the distribution option so that all dividends and other distributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

                    In addition, an option to invest your cash dividend and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividend and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION         Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund
Investors should    shareholders. These distributions are made to all share
ask about the       holders who own Fund shares as of the distribution's
timing of capital   record date, regardless of how long the shares have been
gain and dividend   owned. Purchasing shares just prior to the record date
distributions       could have a significant impact on your tax liability for
before investing    the year. For example, if you purchase shares immediately
                    prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution--the amount of the distribution will offset the drop in the net asset value of the shares--you should be aware of the tax implications the timing of your purchase may have.

                    Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distribution normally occurs in December, while income dividends are generally paid quarterly in March, June, September and December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."

--------------------------------------------------------------------------------
IMPORTANT           The easiest way to establish optional Vanguard services on
ACCOUNT             your account is to select the options you desire when you
INFORMATION         complete your Account Registration Form.

Establishing        If you wish to add shareholder options later, you may need
Optional Services   to provide Vanguard with additional information and a
                    signature guarantee. Please call our Client Services
                    Department (1-800-662-2739) for further assistance.

Signature           For our mutual protection, we may require a signature
Guarantees          guarantee on certain written transaction requests. A
                    signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantors that Vanguard deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates        Share certificates will be issued upon request. If a
                    certificate is lost, you may incur an expense to replace it.

Broker/Dealer       If you purchase shares in Vanguard Funds through a
Purchases           registered broker/dealer or  investment adviser, the
                    broker/dealer or adviser may charge a service fee.

Cancelling Trades   The Fund will not cancel any trade (e.g., a purchase,
                    exchange or redemption) believed to be authentic, once the trade request has been received in writing or by telephone.


Electronic          You may receive a prospectus for the Fund or any of the
Prospectus          Vanguard Funds in an electronic format through Vanguard's
Delivery            website at www.vanguard.com. For additional information
                    please see "Other Vanguard Services -- Computer Access."
--------------------------------------------------------------------------------
WHEN YOUR ACCOUNT  The trade date is the date on which your account is
WILL BE CREDITED   credited. If your purchase is made by check, Federal Funds wire, or exchange, and is received by the close of trading on the New York Stock Exchange (generally 4:00 p.m.
                   Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                    In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.

--------------------------------------------------------------------------------
18

SELLING YOUR        You may withdraw any portion of the funds in your account
                    by redeeming shares SHARES at any time. (Please see
                    "Important Redemption Information.") You generally may
                    initiate a redemption request by writing or by telephone.
                    Your redemption proceeds are normally mailed within two
                    business days after the receipt of the request in Good
                    Order. No interest will accrue on amounts represented by
                    uncashed redemption checks.
                  ------------------------------------------------------------

Selling By Mail     Requests should be mailed to The Vanguard Group, Vanguard
                    Preferred Stock Fund, P.O. Box 1120, Valley Forge, PA
                    19482-1120. (For express or registered mail, send your request to The Vanguard Group, Vanguard Preferred Stock
                    Fund, 455 Devon Park Drive, Wayne, PA 19087-1815.)

                    The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all
                    required documents in Good Order.
                  ------------------------------------------------------------
Definition of       Good Order means that the request includes the following:
Good Order          1. The account number and Fund name.
                    2. The amount of the transaction (specified in dollars or
                       shares).
                    3. Signatures of all owners exactly as they are registered on the account.
                    4. Any required signature guarantees.
                    5. Other supporting legal documentation that may be
                       required in the case of estates, corporations, trusts, and certain other accounts.
                    6. Any certificates that you hold for the account.

                    If you have questions about this definition as it pertains to your request, please call our Client Services Department at 1-800-662-2739.
                  ------------------------------------------------------------
Selling By          To sell shares by telephone, you or your pre-authorized
Telephone           representative may call our Client Services Department at
                    1-800-662-2739. The proceeds will be sent to you by mail or by wire. In addition to the details below, please see
                    "Important Information About Telephone Transactions."

                    By Mail: Telephone mail redemption is automatically established on your account unless you indicate otherwise on your Account Registration Form. You may redeem any amount by calling Vanguard. The proceeds will be paid to the registered shareholders. Please Note: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone or in writing without the signatures of all account owners.

                    By Wire: Telephone wire redemption must be specifically elected for your account. The best time to elect telephone wire redemption is at the time you complete your Account Registration Form. If you do not presently have telephone wire redemption and wish to establish it, please contact our Client Services Department.
                                                                              19

                    With the wire redemption option, you may withdraw a minimum of $1,000 and have the amount wired directly to your bank account. Wire redemptions less than $5,000 are subject to a $5 charge deducted by Vanguard. There is no Vanguard charge for wire redemptions of $5,000 or more. However, your bank may assess a separate fee to accept incoming wires.

                    A request to change the bank associated with your wire
                    redemption option must be received in writing, signed by
                    each registered shareholder, and accompanied by a voided
                    check or preprinted deposit slip. A signature guarantee is required if your bank registration is not identical to your
                    Vanguard Fund account registration.
                  ------------------------------------------------------------
Selling By Fund     If you select the Fund Express Automatic Withdrawal
Express             option, money will be automatically moved from your
                    Vanguard Fund account to your bank account according to
                    the schedule you have selected. The Special Redemption
                    option lets Automatic Withdrawal you move money from your
                    Vanguard account to your bank account on an "as & Special
                    Redemption needed" basis. To establish these Fund Express
                    options, please provide the appropriate information on the
                    Account Registration Form. We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.
                  ------------------------------------------------------------
Selling By          You may sell shares of the Fund by making an exchange to
Exchange            another Vanguard Fund account. Please see "Exchanging Your
                    Shares" for details.
                  ------------------------------------------------------------
Important           Shares purchased by check or Fund Express may be redeemed
Redemption          at any time. How ever, your redemption proceeds will not
Information         be paid until payment for the purchase is collected, which may take up to ten calendar days.
                  ------------------------------------------------------------
Delivery of         Redemption requests received by telephone prior to the
Redemption          close of trading on the New York Stock Exchange (generally
Proceeds            4:00 p.m. Eastern time) are processed on the day of
                    receipt and the redemption proceeds are normally sent on the following business day.

                    Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                    Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important Redemption Information."

                    If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                    The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                    If the Board of Trustees determines that it would be
                    detrimental to the best interests of the Fund's remaining
                    shareholders to make payment in cash, the Fund may pay
                    redemption proceeds in whole or in part by a distribution
                    in kind of readily marketable securities.
                  ------------------------------------------------------------
Vanguard's          If you make a redemption from a qualifying account,
Average Cost        Vanguard will send you an Average Cost Statement which
Statement           provides you with the cost and tax basis of the shares you redeemed. Please see "Statements and Reports" for
                    additional information.
                  ------------------------------------------------------------
Low Balance Fee     Due to the relatively high cost of maintaining smaller
and Minimum         accounts, the Fund will automatically deduct a $10 annual
Account Balance     fee in either June or December from non- retirement
Requirement         accounts with balances falling below $2,500 ($500 for
                    Uniform Gifts/Transfers to Minors Act accounts). The fee generally will be waived for investors whose aggregate
                    Vanguard assets exceed $50,000.

                    In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                    Vanguard will not liquidate your account if it has fallen
                    below $3,000 solely as a result of declining markets (i.e., a decline in a Fund's net asset value).
--------------------------------------------------------------------------------
EXCHANGING YOUR     Should your investment goals change, you may exchange
SHARES              shares of Vanguard Preferred Stock Fund for those of other available Vanguard Funds.
Exchanging By
Telephone
                    When exchanging shares by telephone, please have ready
Call Client         your Fund name, account number, Social Security or
Services            employer identification number listed on the account and
(1-800-662-2739)    the exact name and address in which the account is
                    registered. Only the registered shareholder may complete such an exchange. Requests for tele phone exchanges received prior to the close of trading on the New York
                    Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the close of business that same day.

                    Requests received after the close of the Exchange are processed the next business day. Telephone exchanges are not accepted into or from non-retirement investments in Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard REIT Index Portfolio, Vanguard Total International Portfolio, and Vanguard Growth and Income Portfolio (formerly known as Vanguard Quantitative Portfolios). If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard provided the request is received in Good Order.
                  ------------------------------------------------------------

Exchanging By Mail  Please be sure to include on your exchange request the name and account number of your current Fund, the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account holders. Send your request to The Vanguard Group, Vanguard Preferred Stock Fund, P.O. Box 1120, Valley Forge, PA 19482-1120. (For express or registered mail, send your request to The Vanguard Group, Vanguard Preferred Stock Fund, 455 Devon Park Drive, Wayne, PA 19087-1815.)

                  ------------------------------------------------------------
Exchanging Online   You may use your personal computer to exchange shares of
                    most Vanguard funds by accessing Vanguard's website
                    (www.vanguard.com). To establish this service on your account, you must first register through our website. We will then send to you by mail an account access password that will enable you to make online exchanges.

                    The Vanguard funds that you cannot purchase or sell through online exchange are Vanguard Index Trust, Vanguard Balanced
                    Index Fund, Vanguard International Equity Index Fund,
                    Vanguard REIT Index Portfolio, Vanguard Total International
                    Portfolio, and Vanguard Growth and Income Portfolio
                    (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within Vanguard IRAs and
                    other Vanguard retirement accounts.
                  ------------------------------------------------------------
Important Exchange  Before you make an exchange, you should consider the
Information         following:

                    o Please read the Fund's prospectus before making an
                      exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                    o An exchange is treated as a redemption and a purchase.
                      Therefore, you could realize a taxable gain or loss on the transaction.

                    o Exchanges by telephone are accepted only if the
                      registrations and the taxpayer identification numbers of the two accounts are identical.


                    o In order to exchange into an account with a different
                      registration (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signatures of all current account owners.


                    o The shares to be exchanged must be on deposit and not
                      held in certificate form.

                    o New accounts are not currently accepted in
                      Vanguard/Windsor Fund.

                    o The redemption price of shares redeemed by exchange is
                      the net asset value next determined after Vanguard has received any required documents in Good Order.

                    Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate the exchange privilege and limit the amount of, or reject any exchange, as deemed necessary, at any time.

--------------------------------------------------------------------------------
EXCHANGE            The Fund's exchange privilege is not intended to afford
PRIVILEGE           shareholders a way to speculate on short-term movements in
LIMITATIONS         the market. Accordingly, in order to pre vent excessive
                    use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                    Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions (at least 30 days apart) from the Fund during any twelve month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.

--------------------------------------------------------------------------------
IMPORTANT           The ability to initiate redemptions (except wire or Fund
INFORMATION         Express redemptions) and exchanges by telephone is
ABOUT TELEPHONE     automatically established on your account unless you
TRANSACTIONS        request in writing that telephone transactions on your
                    account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.

                    To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                    1. Security Check. To request a transaction by telephone,
                       the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

                    2. Payment Policy. The proceeds of any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only. In the case of a telephone redemption by wire, the wire transfer will be made only in accordance with the shareowner's prior written instructions.


                    Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------

TRANSFERRING        You may transfer the registration of any of your Fund
REGISTRATION        shares to another person by completing a transfer form and sending it to: The Vanguard Group, Attention: Transfer
                    Department, P.O. Box 1110, Valley Forge, PA 19482-1110.
                    The request must be in Good Order. Before mailing your request, please call our Client Services Department
                    (1-800-662-2739) for full instructions.

--------------------------------------------------------------------------------

STATEMENTS AND      Vanguard will send you a confirmation statement each time
REPORTS             you initiate a transaction in your account (except for
                    checkwriting redemptions from Vanguard money market accounts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                    Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                    Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end. To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.

--------------------------------------------------------------------------------
OTHER VANGUARD     For more information about any of these services, please
SERVICES           call our Investor Infor mation Department at
                   1-800-662-7447.

Vanguard Direct    With Vanguard's Direct Deposit Service, most U.S.
Deposit Service    Government checks (including Social Security and military
                   pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                   Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

Vanguard           Vanguard's Automatic Exchange Service allows you to move
Automatic          money automatically among your Vanguard Fund accounts. For
Exchange Service   instance, the service can be used to "dollar cost average"
                   from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

Vanguard Fund      Vanguard's Fund Express allows you to transfer money
Express            between your Fund account and your account at a bank,
                   savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                   Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

Vanguard Dividend  Vanguard's Dividend Express allows you to transfer your
Express dividend and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

Vanguard           Vanguard's Tele-Account is a convenient, automated service
Tele-Account(R)    that provides share price, price change and yield
                   quotations on Vanguard Funds through any Touch-ToneTM telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains distribution.
                   In addition, you may make investment exchanges of Vanguard
                   Fund shares and redemptions by check using Tele-Account.
                   To contact Vanguard's Tele-Account service, dial
                   1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information Department (1-800-662-7447).

Computer Access    Use your personal computer to learn more about Vanguard
                   funds and services; keep in touch with your Vanguard
Vanguard Online    accounts; map out a long-term investment strategy;
www.vanguard.com   initiate certain transactions; and ask questions, make
                   suggestions, and send messages to Vanguard.


                    Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

--------------------------------------------------------------------------------

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

               -----------------

               The Vanguard Group

               P.O. Box 2600                         Vanguard
               Valley Forge, PA 19482
                                                    PREFERRED
               Investor Information                 STOCK FUND
                Department:
               1-800-662-7447 (SHIP)

               Client Services
                 Department:                    P R O S P E C T U S
                1-800-662-2739 (CREW)
                                                  JULY 10, 1998
               Tele-Account for
                24-Hour Access:
               1-800-662-6273 (ON-BOARD)

               Telecommunications
                Service for the
                Hearing-Impaired:
               1-800-662-2738

               Transfer Agent:
               The Vanguard Group, Inc.
               P.O. Box 2600
               Valley Forge, PA 19482



                                                               a member of
                                                            THE VANGUARD GROUP


PO38

                                    PART B

                         VANGUARD PREFERRED STOCK FUND


                      STATEMENT OF ADDITIONAL INFORMATION
                                 July 10, 1998


     This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus (dated July 10, 1998). To obtain the Prospectus please call the Investor Information Department:



                                1-800-662-7447



                               TABLE OF CONTENTS



                                                               Page
                                                              -----
Investment Objective and Policies .........................     1
Yield and Total Return ....................................     7
Purchase of Shares ........................................     7
Redemption of Shares ......................................     7
Investment Limitations ....................................     8
Management of the Fund ....................................    10
Investment Advisory Services ..............................    12
Portfolio Transactions ....................................    14
General Information .......................................    16
Financial Statements ......................................    17
Performance Measures ......................................    17
Appendix--Description of Preferred Stock Ratings ..........    19

                       INVESTMENT OBJECTIVE AND POLICIES


     The following policies supplement the Fund's investment objective and policies set forth in the Prospectus.



Repurchase Agreements


     The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the

Fund's Board of Trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations. See "Illiquid Securities" below.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


Illiquid Securities

     The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"), however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's adviser that an adequate trading market exists for the security.


Foreign Investments

     As indicated in the Prospectus, the Fund may include foreign securities to a certain extent. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investment in U.S. companies.

     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangement for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.


Futures Contracts and Options

     The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.


The Fund may invest in futures contracts and options

     Although it has no present intention to do so, the Fund may utilize equity futures contracts and options to a limited extent. Specifically, the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

     Futures contracts and options may be used for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Although futures contracts and options may be used as leveraged instruments, the Fund will not use futures contracts or options transactions to leverage its assets.

     For example, in order to remain fully invested in stocks, while maintaining liquidity to meet potential shareholder redemptions, the Fund may invest a portion of its assets in a stock index futures contract. Because futures contracts only require a small initial margin deposit, the Fund would then be able to maintain a cash reserve to meet potential redemptions, while at the same time remaining fully invested. Also, because the transaction costs of futures contracts and options may be lower than the costs of investing in stocks directly, it is expected that the use of futures contracts and options may reduce the Fund's total transaction costs.

Futures contracts and options pose certain risks

     The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

     After a futures contract position is opened, the value of the contract is marked to the market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.


Restrictions on the Use of Futures Contracts

     The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.


Risk Factors in Futures Transactions

     Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment advisers will incorrectly predict stock market and interest rate trends.

     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.


Federal Tax Treatment of Futures Contracts

     The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

Lending of Securities

     The Fund may lend its portfolio securities on a short-term or a long- term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Fund will accept only cash as collateral for its loaned securities and will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. Since income derived from lending portfolio securities is not qualifying income for the purpose of the 70% intercorporate dividends received deduction under Federal tax laws, the Fund will limit such activity in accordance with its objective of maximizing dividend income which qualifies for the dividends deduction.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees (Directors).


                            YIELD AND TOTAL RETURN



     The yield of the Fund for the 30-day period ended April 30, 1998 was +5.18%.

     The average annual total return of the Fund for the one-, five-, ten-year periods ending October 31, 1997 and the six months ended April 30, 1998 was +12.44%, +9.73%, +11.25% and +4.96%, respectively. Total return is computed by finding the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.


                              PURCHASE OF SHARES

     The purchase price of shares of the Fund is the net asset value next determined after the order is received. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                             REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of the Fund" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Fund for redemptions, except for wire withdrawals in amounts less than $5,000 which are subject to a $5.00 charge which will be deducted from the withdrawal payment. Any redemption may be more or less than the shareholder's cost depending on the market value of the Fund's portfolio securities.


     The Fund has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf subject to those terms and conditions. Under this arrangement, the Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Customer orders that are properly transmitted to the Fund by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:

     Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.


     Signature Guarantees -- To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests. These requirements are not applicable to redemptions in Vanguard's prototype retirement plans except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Fund in certain instances.


     Signature guarantees may be obtained from a bank, broker or any other guarantor institution that Vanguard deems acceptable. Notaries public are not acceptable guarantors.

     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.


                            INVESTMENT LIMITATIONS

     The Fund is subject to the following limitations which may not be changed without the approval of at least a majority of the outstanding voting securities of the Fund. The Fund will not:


      (1) Borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments;

      (2) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if, as a result, the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;


      (3) Invest in companies for the purpose of exercising control;


      (4) Invest in securities of other investment companies, except as they may be acquired as a part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;


      (5) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;


      (6) Purchase or otherwise acquire any security (including the Fund's investment in The Vanguard Group, Inc.) if, as a result, more than 15% of its net assets would be invested in securities that are illiquid;


      (7) Purchase or sell real estate although it may purchase and sell securities of companies which deal in real estate or interests therein;


      (8) Purchase or sell commodities or commodity contracts, except that the Fund may invest in stock futures contracts, stock options and options on stock futures contracts to the extent that not more than 5% of its assets are required as deposit to secure obligations under such contracts and not more than 20% of the Funds assets are invested in futures contracts and options at any time;


      (9) Write, or invest in, put, call, straddle, or spread option contracts (except as described above in investment limitation No. 8) or invest in interests in oil, gas, or other mineral exploration or development programs;


      (10) Purchase securities on margin or sell any securities short (except as described above in investment limitation No. 8);


      (11) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and (ii) as provided under "Lending of Securities" (page 4); and



      (12) Invest more than 25% of the value of its total assets taken at market value in any one industry, except that the Fund will invest more than 25% of its assets in the utilities industry and more than 25% of its assets in the financial services industry.



     These limitations are considered at the time investment securities are purchased. Notwithstanding these limitations the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative or related services to the Fund and other investment companies. See "The Vanguard Group" on page 11.

                            MANAGEMENT OF THE FUND

Officers and Trustees

     The Fund's Officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its Officers. Following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years. As of January 1, 1998, the Trustees and Officers of the Fund owned less than 1% of the Fund's outstanding shares. The mailing address of the Trustees and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee* Senior
          Chairman and Director of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.



JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer and
          Trustee* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.



ROBERT E. CAWTHORN, (DOB: 9/28/1935) Trustee Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corporation.

BARBARA  BARNES HAUPTFUHRER, (DOB: 10/11/1928) Trustee Director of The Great
          Atlantic and Pacific Tea Company, IKON Office Solutions, Inc., Raytheon Company, Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesley College.

BRUCE  K. MACLAURY, (DOB: 5/7/1931) Trustee President Emeritus of The
          Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee Chemical Bank Chairman's
          Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Company.

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee Chairman, President and
          Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.

JOHN  C. SAWHILL, (DOB: 6/12/1936) Trustee President and Chief Executive
          Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co., and President of New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company, and NACCO Industries.

JAMES  O. WELCH, JR., (DOB: 5/13/1931) Trustee Retired Chairman of Nabisco
          Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corporation.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee Chairman and Chief
          Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company, and The Mead Corporation; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary* Managing Director and
          Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, (DOB: 3/22/1937) Treasurer* Treasurer of The Vanguard
          Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, (DOB: 9/13/1946) Controller* Principal of The Vanguard
          Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


   ------------------------
   *Officers of the Fund are "interested persons" as defined in the Investment
    Company Act of 1940.

The Vanguard Group


     Vanguard Preferred Stock Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at-cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to a number of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Trustees (Directors) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Funds' Service Agreement provides as follows: (1) each Vanguard Fund may invest a maximum of
 .40% of its current net assets in Vanguard, and (2) there are no restrictions on the maximum aggregate cash investment that the Vanguard Funds may make in Vanguard. At April 30, 1998, the Fund had contributed capital of $20,000 to Vanguard, representing 0.1% of Vanguard's capitalization.



Management


     Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended October 31, 1997 and the six months ended April 30, 1998, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $591,000 and $310,000.



Distribution

     Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.



     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of
 .20 of 1% of its average month-end net assets. During the fiscal year ended October 31, 1997, the Fund paid approximately $67,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .03 of 1% of the Fund's average net assets.



Investment Advisory Services


     Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Treasury Fund, Vanguard Bond Index Fund, Vanguard Index Trust, Vanguard Admiral Funds, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard Institutional Index Fund, Vanguard Tax-Managed Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard REIT Index Portfolio, the Total International Portfolio of Vanguard STAR Fund, Vanguard Municipal Bond Fund; several Portfolios of Vanguard Fixed Income Securities Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund, a portion of Vanguard Explorer Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.



Director/Trustee Compensation


     The individuals in the table below serve as Directors/Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensation. The Funds employ their Officers on a shared basis, as well. However, Officers are compensated by The Vanguard Group, Inc., not the Funds.


     Independent Directors/Trustees The Funds compensate their independent Directors/Trustees -- that is, the ones who are not also officers of the Fund -- in three ways:


   o The independent Directors/Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.


   o The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.


   o Upon retirement, the independent Directors/Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until the Directors'/Trustees' death.

     "Interested" Directors/Trustees The Funds' interested Directors/Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

     Compensation Table The following table provides compensation details for each of the Trustees. For the Fund, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Director/Trustee by all Vanguard Funds. All information shown is for the fiscal year ended October 31, 1997.


                         VANGUARD PREFERRED STOCK FUND
                              COMPENSATION TABLE


                                     Aggregate     Pension or Retirement       Estimated         Total Compensation
                                   Compensation     Benefits Accrued As     Annual Benefits    From All Vanguard Funds
Names of Trustees                    From Fund     Part of Fund Expenses    Upon Retirement      Paid to Trustees(2)
--------------------------------  --------------  -----------------------  -----------------  ------------------------
John C. Bogle(1) ...............        None               None                   None                  None
John J. Brennan(1) .............        None               None                   None                  None
Barbara Barnes Hauptfuhrer .....       $  84               $  12                $ 15,000              $ 70,000
Robert E. Cawthorn(3) ..........       $  84               $  10                $ 13,000              $ 70,000
Bruce K. MacLaury ..............       $  88               $  12                $ 12,000              $ 65,000
Burton G. Malkiel ..............       $  85               $   8                $ 15,000              $ 70,000
Alfred M. Rankin, Jr. ..........       $  84               $   6                $ 15,000              $ 70,000
John C. Sawhill ................       $  84               $   8                $ 15,000              $ 70,000
James O. Welch, Jr. ............       $  84               $   9                $ 15,000              $ 70,000
J. Lawrence Wilson .............       $  84               $   7                $ 15,000              $ 70,000



(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).
(3) Mr. Cawthorn has retired from the Fund's Board, effective May 31, 1998.

                         INVESTMENT ADVISORY SERVICES

     The Fund employs Wellington Management Company, LLP (the "Adviser") under an investment advisory agreement dated August 1, 1996 to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the Officers and Trustees of the Fund.

     The Fund pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:


Net Assets                                      Rate
-----------                                    ------
  First $200 million........................   .150%
  Next $200 million.........................   .100%
  Assets in excess of $400 million..........   .075%


     During the fiscal years ended October 31, 1995, 1996, 1997, and the six months ended April 30, 1998, the Fund paid advisory fees of $706,669, $394,000, $406,000, and $221,000 respectively. In 1995, and through July 31, 1996, fees were paid under an advisory agreement that provided for a higher rate of fees.


     The present agreement continues until July 31, 1998 and is renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval.

     The Fund's Board of Trustees may, without the approval of shareholders, provide for:

      A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

      B. A change in the terms of an advisory agreement.

      C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.


Description of the Adviser

     Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.


                            PORTFOLIO TRANSACTIONS

     The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of
Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Trustees, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

     During the fiscal years ended October 31, 1995, 1996 and 1997 the Fund paid $509, $7,554 and $516 in brokerage commissions, respectively.

     Some securities considered for investment by the Fund may also be appropriate for other Funds and/or clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other Funds or clients served by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the Adviser.

                              GENERAL INFORMATION

Description of Shares and Voting Rights

     The Fund was originally organized as a Maryland corporation in 1975. On November 12, 1984 the Fund was reorganized into a Pennsylvania business trust which was created solely for that purpose, and on May 29, 1998, the Fund was further reorganized into a Delaware business trust. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, with a par value of $.001 per share.

     The shares of the Fund are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each dollar of net asset value held (and a fractional vote for each fractional dollar of net asset value held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.


     The Fund will continue without limitation of time, provided however that:

   1) Subject to the majority vote of the holders of shares of the Fund outstanding, the Trustees may sell or convert the assets of the Fund to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of the Fund; and

   2) Subject to the majority vote of shares of the Fund outstanding, the Trustees may sell and convert into money the assets of the Fund and distribute such assets ratably among the shareholders of the Fund.

     Upon completion of the distribution of the remaining proceeds or the remaining assets of the Fund as provided in paragraphs 1) and 2) above, the Fund shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

Shareholder and Trustee Liability


     Under Delaware law, shareholders of a trust have no liability for the obligations of the Trust unless otherwise provided in the Declaration of Trust. The Fund's Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, or to call upon any shareholder for the payment of any sum of money or assessment what-soever other than such as the shareholder may at any time agree to pay.

     The Declaration of Trust further provides that the Trust, out of its assets, may indemnify and hold harmless such Trustee from and against any liability arising out of, or related to, his or her services as Trustee. However, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                             FINANCIAL STATEMENTS

     The Fund's Financial Statements as of and for the year ended October 31, 1997, including the financial highlights for each of the five fiscal years in the period ended October 31, 1997, appearing in the Vanguard Preferred Stock Fund 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1997 Annual Report to Shareholders is enclosed with this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders, which may be obtained without charge.

                             PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Preferred Stock Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

Standard and Poor's 500 Composite Stock Price Index--is a well diversified list of 500 companies representing the U.S. Stock Market.

Standard & Poor's MidCap 400 Index--is composed of 400 medium sized domestic stocks.

Standard & Poor's SmallCap 600/BARRA Value Index--contains stocks for the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

Standard & Poor's Small Cap 600/BARRA Growth Index--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

Russell 1000 Value Index--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

Wilshire 5000 Equity Index--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.


Morgan Stanley Capital International EAFE Index--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.


Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Salomon Brothers GNMA Index--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Lehman Brothers Aggregate Bond Index--is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB-- or better. The Index has a market value of over $4 trillion.

Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB-- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index--is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate securities rated BBB-- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

Lehman Brothers Long (10+) Government/Corporate Index--is a market weighted index that contains over 1,900 individually priced U.S. Treasury, agency, and corporate securities rated BBB-- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

Lehman Long-Term Treasury Bond Index--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

Merrill Lynch Corporate & Government Bond Index--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

Lehman Corporate (Baa) Bond Index--all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

Lehman Brothers Long-Term Corporate Bond Index--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

Bond Buyer Municipal Bond Index--is a yield index on current coupon high grade general obligation municipal bonds.

Standard & Poor's Preferred Index--is a yield index based upon the average yield of four high grade, noncallable preferred stock issues.

NASDAQ Industrial Index--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

Composite Index--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial
Index.

Composite Index--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

Composite Index--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

Lehman Long-Term Corporate AA or Better Bond Index--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.


              APPENDIX -- DESCRIPTION OF PREFERRED STOCK RATINGS

     Excerpts from Moody's Investors Service, Inc. description of its four highest preferred stock ratings: aaa -- considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks; aa -- considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future; a -- considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earning and asset protection are, nevertheless, expected to be maintained at adequate levels; baa -- considered to be lower-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Excerpts from Standard & Poor's Corporation description of its four highest preferred stock ratings:

     Quality ratings are expressed by symbols like those rating bonds. They are independent of Standard & Poor's bond ratings, however, in the sense that they are not necessarily graduated downward from the rankings accorded the issuing company's debt. They represent a considered judgment of the relative security of dividends, and -- what is thereby implied -- the prospective yield stability of the stock. The four highest ratings are AAA -- Prime; AA -- High Grade; A -- Sound; BBB -- Medium Grade.

                                    PART C
                         VANGUARD PREFERRED STOCK FUND
                               OTHER INFORMATION



Item 24. Financial Statements and Exhibits

  (a) Financial Statements



     The Registrant's Financial Statements for the year ended October 31, 1997, including Price Waterhouse LLP's report thereon, and the six months ended April 30, 1998 which are unaudited, are incorporated by reference in the Statement of Additional Information, from the Registrant's 1997 Annual Report to Shareholders which has been filed with the Commission.


     (b) Exhibits



        (1) Declaration of Trust

        (2) By-Laws of Registrant

        (3) Not Applicable

        (4) Not Applicable

        (5) Not Applicable

      (6) Not Applicable

      (7) Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information

      (8) Form of Custody Agreement

        (9) Form of Vanguard Service Agreement

       (10) Opinion of Counsel

       (11) Consent of Independent Accountants*

       (12) Financial Statements -- reference is made to (a) above

       (13) Not Applicable

       (14) Not Applicable

       (15) Not Applicable

       (16) Schedule for Computation of Performance Quotations*

       (27) Financial Data Schedule*


------------
*Filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant

     Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement.


Item 26. Number of Holders of Securities


     The number of record holders of the one class of shares of beneficial interest (no par value) at April 30, 1998 was 10,766.



Item 27. Indemnification

     Reference is made to Article XI of Registrant's Declaration of Trust. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of Investment Adviser

     Wellington Management Company, LLP ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-159089).


Item 29. Principal Underwriters

     (a) None

     (b) Not Applicable


Item 30. Location of Accounts and Records

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105.

Item 31. Management Services

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund"; the Registrant is not a party to any management-related service contract.


Item 32. Undertakings

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and Rule 485(a) thereunder, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on this 26th day of June, 1998.
                                      VANGUARD PREFERRED STOCK FUND


                                      By         RAYMOND J. KLAPINSKY
                                         ---------------------------------------
                                                    John J. Brennan*
                                               Chairman of the Board,
                                          President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


            Signatures                           Title                    Date
---------------------------------   ------------------------------   --------------
         RAYMOND J. KLAPINSKY       Senior Chairman of the Board     June 26, 1998
------------------------------       and Trustee
             John C. Bogle*

         RAYMOND J. KLAPINSKY       Chairman of the Board,           June 26, 1998
------------------------------       President, and Chief
            John J. Brennan*         Executive Officer
                                     Trustee

         RAYMOND J. KLAPINSKY                                        June 26, 1998
------------------------------
          Robert E. Cawthorn*

         RAYMOND J. KLAPINSKY       Trustee                          June 26, 1998
------------------------------
       Barbara B. Hauptfuhrer*

         RAYMOND J. KLAPINSKY       Trustee                          June 26, 1998
------------------------------
           Burton G. Malkiel*

         RAYMOND J. KLAPINSKY       Trustee                          June 26, 1998
------------------------------
           Bruce K. MacLaury*

         RAYMOND J. KLAPINSKY       Trustee                          June 26, 1998
------------------------------
        Alfred M. Rankin, Jr.*

         RAYMOND J. KLAPINSKY       Trustee                          June 26, 1998
------------------------------
            John C. Sawhill*

         RAYMOND J. KLAPINSKY       Trustee                          June 26, 1998
------------------------------
          James O. Welch, Jr.*

         RAYMOND J. KLAPINSKY       Trustee                          June 26, 1998
------------------------------
          J. Lawrence Wilson*

         RAYMOND J. KLAPINSKY       Treasurer and Principal          June 26, 1998
------------------------------       Financial and
           Richard F. Hyland*        Accounting Officer


------------
* By Power of Attorney. See File Number 2-14336. January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS



Consent of Independent Accountants .........................  EX-99.B11
Schedule for Computation of Performance Quotations .........  EX-99.B16
Financial Data Schedule ....................................  EX-27